                                                                       EXHIBIT 4


      [NUMBER                                                                                                         [SHARES]
   MHC          ]


    COMMON STOCK                                MARINER HEALTH CARE, INC.                                           COMMON STOCK
     PAR VALUE                                                                                                       PAR VALUE
   $.01 PER SHARE                                                                                                  $.01 PER SHARE



 INCORPORATED UNDER                                                                                               SEE REVERSE FOR
  THE LAWS OF THE                                                                                                CERTAIN DEFINITIONS
 STATE OF DELAWARE
                                                                                                                  CUSIP 56845X 10 8

THIS IS TO CERTIFY THAT





is the owner of


                                    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                       CERTIFICATE OF STOCK


Mariner Health Care, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned and registered by the
Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.


Dated:

                                                                                    /s/
                                                                                    Secretary

                                                                                    /s/
                                                                                    Chief Executive Officer and President


      Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
           (New York, N.Y.)

               Transfer Agent
               and Registrar,
                                                                                    Authorized Signature
By


[CORPORATE SEAL]

        Mariner Health Care, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________



                                 X___________________________________________

                                 X___________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN
                                  EVERY PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By:________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.